NATIONAL RETAIL FUND III

SUPPLEMENT DATED MARCH 12, 2009

TO THE PROSPECTUSES DATED JANUARY 2, 2009

The following supersedes and replaces any contrary information in the Prospectus regarding minimum investments for the Fund:

Minimum Investment

The minimum purchase amount of shares (minimum investment) in the Fund is $250.

Fund	Per Share	Total
Public offering price[1]	$10.00	$10.00
Sales load	None	None

Proceeds to the Fund	$250	$250

1 The estimated offering expenses of the Fund are $0, per share and $0, total. Proceeds to the Fund are net of estimated offering expenses.

With respect to subsequent investments, whether directly or through the Automatic Investment Plan, the minimum investment amount is $100.

------------------------------------------------------------------

The following information regarding repurchase offers is hereby added to the Prospectus:

The First Repurchase Offer for the Fund is scheduled to occur on or about the 15th day of June, 2009.

------------------------------------------------------------------

The following supersedes and replaces any contrary information in the Prospectus regarding Fund expenses:

SUMMARY OF FUND EXPENSES

The following table is intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund. Because the Fund does not yet have an operating history, “Other Expenses” is based on estimated fees, expenses and net assets for the Fund’s fiscal year. The Fee Table reflects all fees and costs, direct and indirect, associated with an investment in the Fund.

       Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)                                                 0.00%
Sales Load Imposed on Reinvested Dividends                                                                  None
Early Withdrawal Fee1 (as a percentage of amount repurchased, if applicable)

   2.00%
Exchange Fee                                                                                                                           None

            Percentage of  Net Assets

            Attributable to Common

Annual Expenses                                                                                                                Shares

Management Fee                                                                                                                   0.30%
Shareholder Servicing and Distribution Fees

                                                  0.25%
Other Expenses2                                                                                                                    1.26%

Acquired Fund Fees and Expenses 3

                                                 0.02%

Loan Servicing Fees4                                                                                                           1.00%

Total Annual Expenses                                                                                                        2.83%

Less Servicing Fees Waivers4                                                                                           (1.00)%

Less Advisory Fee Waivers5

                                                (0.20)%

Net Expenses                                                                                                                        1.63%

1.  The Fund charges a fee of 2.00% on repurchases of shares held for less than one year (365 days). This fee will not apply to shares involuntarily redeemed.  You will be charged a $10.00 fee for repurchases by wire and you will be assessed fees for returned checks.

2. “Other Expenses” include transfer agent fees, custodial expenses, accounting, administrative, Chief Compliance Officer fees and legal fees and other direct servicing fees, as well as any indirect costs, including, for example, collection costs (net of late fee payments) for delinquent loans. Where loans purchased by the Fund become delinquent, the Fund may engage unaffiliated third parties to collect on those loans.  Any amount recovered for the Fund by third party collection agencies will be net of their fees for performing this service.      In addition, most delinquent borrowers will need to pay late fees to become current.  The net impact of these fees will be considered an indirect cost of the Fund.  See “PRINCIPAL RISKS - Borrower Risk,” below. The Fund expects that the total collection costs (net of late fee payments) associated with the Fund will be approximately 0.30%. Based on the current economic environment and data obtained from the Federal Reserve indicating that consumer debt delinquency rates across all credit risk categories are rising, the Fund’s Adviser expects a delinquency rate of 4% of the total consumer note portfolio in the first year of Fund operations. Although the Fund will only invest in prime consumer notes, the rising delinquency rate across all credit risk categories shows no sign of decreasing in the immediate future; therefore, the Adviser believes that a 4% delinquency rate projection is appropriate. Collection fees are contingency based; that is, the Fund will only pay collection fees if and to the extent a collection agency collects on a delinquent loan. On a per loan basis, the collection costs will vary based on the specific collection agency and based on how long the loan has been delinquent. The Fund estimates that the cost to collect on loans that are 30 – 90 days past due is 15% of the collected amount and 30% of the collected amount if the loans are 90 or more days past due. Late fees are also expected to be 5% of the delinquent loan balance.  For example, if a $300 loan payment that is 60 days past due is collected upon, the third party collection provider will charge $45, the late fee would be $15 and the net amount paid back to the Fund will be $270 ($300-$45+15).

3.  Acquired (Underlying) Fund Fees and Expenses are the indirect costs of investing in other pooled investment vehicles such as mutual funds.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in the Underlying Funds. Excluding the indirect costs of investing in Acquired Funds, Net Annual Fund Operating Expenses for the Fund would be 1.61%.

4. The notes that the Fund purchases will include a servicing component and consequently, the Fund will need to retain loan servicing companies. The loan servicing company will typically be an affiliate of the entity originating the loan.  The loan servicing company’s responsibilities include managing the ongoing interaction with the borrower on behalf of the Fund.  These services include answering borrower questions, sending monthly statements to the borrower, and tracking borrower information such as phone numbers and new mailing addresses.  The Adviser expects that the companies servicing the notes will receive servicing fees at an annual rate of 1.0% of the outstanding principal balance of the consumer notes. This fee is typically negotiated with the loan originator at the time of sale of the notes.  The performance of the Fund will be reported net of the servicing fees. The loan servicer retained by the Fund has contractually agreed to waive their fees for the first year of the fund.

5. The Adviser has contractually agreed to reduce its advisory fee, at least until the end of the Fund’s first year of operations, to ensure that the advisory fee will not exceed 0.10% of the Fund’s average daily net assets. There will be no recoupment or subsequent reimbursement of reduced fees to the Adviser.

The following example is intended to help you understand the cost of investing in the Fund.   The Example assumes that (1) you invest $1,000 in the Fund; (2) your investment has a 5% return each year; (3) certain operating expenses increase by 1.50% after year 1*; and (4) all income dividends and capital gains distributions are reinvested in additional shares.

	1 Year	3 Years
Did Not Sell Your Shares	$17	$83
Repurchased Shares Within the First Year	$37	$83

*

The 1.50% increase after the first year reflects the contractually agreed to fee waivers for the first year of operations related to the Advisor and Loan Servicer. It also reflects the fact that, Transfer Agency, Fund Accounting and Administration fees are expected to increase after the first year, increasing “Other Expenses” by approximately 0.30% of the Fund’s average net assets.